UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	NIHD	Nasdaq Global Select Market

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

As previously announced, NII Holdings, Inc. (the “Company”) has entered into an agreement to sell its wireless operations in Brazil (“Nextel Brazil” and such sale, the “Transaction”) in accordance with the terms of the Purchase Agreement, dated March 18, 2019, by and among América Móvil, S.A.B. de C.V., NII International Holdings S.à r.l., AI Brazil Holdings B.V. and the Company, as amended from time to time (the “Purchase Agreement”).

On December 10, 2019, the Board of Directors of the Company (the “Board”) determined that in connection with the closing of the Transaction, Roberto Rittes, Chief Executive Officer of Nextel Brazil and former Principal Executive Officer of the Company, will no longer be employed by a subsidiary of the Company and at that time will no longer serve as Principal Executive Officer. On December 10, 2019, Daniel Freiman, Vice President and Chief Financial Officer of the Company, was appointed by the Board to also serve as Acting Principal Executive Officer of the Company, effective as of the closing of the Transaction.

Also on December 10, 2019, in connection with the Company’s plan to dissolve following the closing of the Transaction, James Continenza, Ricardo Knoepfelmacher, Christopher Rogers and Robert Schriesheim tendered their resignations from the Board, which will be effective the day following the closing of the Transaction, and the Board reduced the size of the Board to three directorships, which will be effective the day following the closing of the Transaction.

Item 8.01.    Other Events.

On December 11, 2019, the Company received Brazilian antitrust approval, completing the Brazilian regulatory approvals set forth in the Purchase Agreement as conditions to close the Transaction. The Company currently expects to close the Transaction on or around December 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: December 11, 2019	By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary